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                                                                    Exhibit 23.1


                       Consent of Pedersen & Houpt, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in Amendment No. 1 to the Registration Statement on Form S-1 of Blue Rhino Corporation, as filed with the Securities and Exchange Commission on July 16, 1999.



                                              /s/ Pedersen & Houpt, P.C.
                                              ----------------------------------
                                              Pedersen & Houpt, P.C.



Chicago, Illinois
July 16, 1999